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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 15, 2000
                                                 -------------------------------



                            Harveys Casino Resorts
                        ------------------------------
            (Exact name of registrant as specified in its charter)


           Nevada                       1-12802                  88-0066882
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


Highway 50 and Stateline Avenue, P.O. Box 128
          Lake Tahoe, Nevada                                    89449
---------------------------------------------                   -----
(Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code    (775) 588-2411
                                                         -----------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other.

     Harveys Casino Resorts today announced that two recently formed subsidiaries will commence cash tender offers and consent solicitations with respect to Harveys senior subordinated notes as well as all senior subordinated notes issued by Pinnacle Entertainment, Inc. (f/k/a Hollywood Park, Inc.). The tender offers and the consent solicitations relate to the financing of Harveys' acquisition of Pinnacle.

     The tender offers and consent solicitations are being made solely by the Offers to Purchase and Consent Solicitations Statements, each dated November 15, 2000.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

          The following exhibits are incorporated by reference into this report:

Exhibit
Number      Description
------      -----------

 99.1       Press release, dated November 15, 2000

                                       2
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly autho rized.

                                                HARVEYS CASINO RESORTS



Date:  November 15, 2000                        By:  /s/ John J. McLaughlin
                                                     __________________________
                                                     John J. McLaughlin
                                                     Senior Vice President,
                                                     Chief Financial Officer
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                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                  -------------------------------------------



Exhibit
Number    Description
------    -----------


99.1      Press release, dated November 15, 2000